Short-term Investments	12 Months Ended
Dec. 31, 2024
Short-term Investments
Short-term Investments
4.	Short-term Investments

Short-term Investments consist of the following:

	As of December 31,
	2023	2024
	RMB	RMB
Held-to-maturity investments	1,327,977	1,027,846
Investments under fair value option	1,668,550	584,773
Total	2,996,527	1,612,619

As of December 31, 2023 and 2024, the maturity dates for the held-to-maturity investments and investments under fair value option were within one year. Held-to-maturity investments were mainly deposits in commercial banks with maturities less than one year and wealth management products issued by commercial banks and other financial institutions for which the Group has the positive intent and ability to hold those securities to maturity. For the years ended December 31, 2022, 2023 and 2024, the unrealized gains on investments under fair value option were RMB nil, RMB 12,029 and RMB2,223, respectively.